HARRIS ASSOCIATES INVESTMENT TRUST

Supplement dated December 29, 2011 to the Prospectus of

The Oakmark Funds dated January 28, 2011 and the Summary Prospectus of the Oakmark Equity and Income Fund dated January 28, 2011 (the “Summary Prospectus”)

As of December 31, 2011, the following replaces the paragraph under “Portfolio Managers” on page 16 of the prospectus and page 3 of the Summary Prospectus.

Clyde S. McGregor, C.F.A. manages the Fund’s portfolio.  Mr. McGregor is a Vice President and portfolio manager of the Adviser. He joined the Adviser in 1981 and has managed the Fund since its inception.

As of December 31, 2011, the following replaces the information on page 51 of the prospectus under the section titled “Management of the Funds” relating to Equity and Income Fund.

Equity and Income Fund is managed by Clyde S. McGregor, C.F.A.  Mr. McGregor joined the Adviser as an analyst in 1981 and began managing portfolios in 1986. He holds an M.B.A. in Finance from the University of Wisconsin—Madison (1977) and a B.A. in Economics and Religion from Oberlin College (1974).

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HARRIS ASSOCIATES INVESTMENT TRUST

Supplement dated December 29, 2011 to the Statement of Additional

Information of The Oakmark Funds dated January 28, 2011

Accordingly, as of December 31, 2011, all references and information relating to Mr. Studzinski in the Statement of Additional Information is hereby deleted.

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